Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2024 RESULTS

Houston, Texas

February 26, 2025

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter ended December 31, 2024.

SEACOR Marine’s consolidated operating revenues for the fourth quarter of 2024 were $69.8 million, operating income was $10.6 million, and direct vessel profit (“DVP”)(1) was $23.1 million. This compares to consolidated operating revenues of $73.1 million, operating income of $22.6 million, and DVP of $29.8 million in the fourth quarter of 2023, and consolidated operating revenues of $68.9 million, operating loss of $6.5 million, and DVP of $16.0 million in the third quarter of 2024.

Notable fourth quarter items include:

•
4.5% decrease in revenues from the fourth quarter of 2023 and a 1.3% increase from the third quarter of 2024.
•
Average day rates of $18,901, a 4.8% increase from the fourth quarter of 2023, and flat from the third quarter of 2024.
•
72% utilization, an increase from 71% in the fourth quarter of 2023 and from 67% in the third quarter of 2024.
•
DVP margin of 33.1%, a decrease from 40.8% in the fourth quarter of 2023 and an increase from 23.2% in the third quarter of 2024, due in part to $3.5 million of drydocking and major repairs during the fourth quarter of 2024 compared to $1.7 million in the fourth quarter of 2023 and $8.3 million in the third quarter of 2024, all of which are expensed as incurred.
•
Refinancing of $328.7 million of principal indebtedness under multiple debt facilities, including $125.0 million previously due in 2026, into a single new credit facility due in the fourth quarter of 2029.
•
In connection with the refinancing, recognized a one-time loss of $31.9 million on debt extinguishment, of which $28.3 million was non-cash and primarily comprised of extinguishment of unamortized debt discounts.
•
Completed the sale of two anchor handling towing supply vessels (“AHTS”) for total proceeds of $22.5 million and a gain of $15.6 million, the proceeds of which will be used to partially fund the construction payments for two new PSVs.

For the fourth quarter of 2024, net loss was $26.2 million ($0.94 loss per basic and diluted share). This compares to a net income for the fourth quarter of 2023 of $5.7 million ($0.21 earnings per basic share and $0.20 earnings per diluted share). Sequentially, the fourth quarter 2024 results compare to a net loss of $16.3 million ($0.59 loss per basic and diluted share) in the third quarter of 2024.

Chief Executive Officer John Gellert commented:

“The fourth quarter results reflect a substantial improvement in operating performance compared with the prior quarters of 2024. This performance improvement was due mostly to fewer out-of-service days for repairs and drydockings which translated into improved utilization across most segments. We also benefited from having all our premium liftboats available and employed most of the quarter and currently plan to commence the permanent repairs of one of our U.S. flag premium liftboats at the end of the third quarter of 2025, which should provide us the opportunity to maximize utilization on these liftboats as seasonal activity improves in the Gulf of America. During the quarter, we did see soft market conditions in the North Sea as well as customer delays in programmed activities in Mexico and the U.S.

Looking at the rest of 2025, we continue to see a healthy level of inquiries across most of our international markets with the notable exception of the North Sea and Mexico, where regulatory or financial hurdles are subduing demand for oil and gas services. In the U.S., we see significant challenges for offshore wind in the near term, but the backlog of mandatory maintenance and decommissioning activity in the Gulf of America should ultimately lead to increased levels of activity on the shelf. Although we are not immune to the mid-cycle lull in offshore drilling activity worldwide, I remain optimistic that our fleet mix is well positioned to meet current demand expectations.

As previously announced, during the fourth quarter we entered into a new senior secured term loan of up to $391.0 million with an affiliate of EnTrust Global, which significantly simplified our debt capital structure into a single credit facility maturing in 2029. Importantly, this new credit facility addressed $125.0 million of near-term maturities previously due in 2026 to The Carlyle Group, inclusive of $35.0 million of convertible debt, eliminating approximately 10% of dilution overhang on the Company’s common stock. It also provided us with up to $41.0 million of borrowing capacity to finance the construction of two new PSVs, which we ordered during the fourth quarter of 2024. We had to fully amortize all debt discounts and issuance costs on the refinanced debt, including the shipyard financing with affiliates of COSCO, generating a $31.9 million one-time loss, of which $28.3 million was non-cash, but, in my view, the benefits of the refinancing and its support for the Company’s order for two new PSVs far outweigh the one-time loss.

I am particularly excited about this PSV order as we expand and complement our fleet of modern and fuel efficient PSVs. This is a continuation of our asset rotation strategy aimed at renewing our fleet with high-specification, environmentally efficient assets. The vessels are scheduled to deliver in the fourth quarter of 2026 and first quarter of 2027, respectively. We will partly fund this new construction program with the $22.5 million of proceeds from the sale of our last remaining AHTS vessels, marking our exit from the AHTS asset class effective January 2025.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Operating Revenues	$69,808	$73,083	$271,361	$279,511
Costs and Expenses:
Operating	46,726	43,269	197,252	159,650
Administrative and general	10,888	11,547	44,713	49,183
Lease expense	347	679	1,678	2,748
Depreciation and amortization	12,879	13,022	51,628	53,821
	70,840	68,517	295,271	265,402
Gains on Asset Dispositions and Impairments, Net	11,624	18,057	13,481	21,409
Operating Income (Loss)	10,592	22,623	(10,429)	35,518
Other Income (Expense):
Interest income	372	222	1,768	1,444
Interest expense	(10,001)	(10,444)	(40,627)	(37,504)
Loss on debt extinguishment	(31,923)	—	(31,923)	(2,004)
Derivative (losses) gains, net	(536)	608	(908)	608
Foreign currency gains (losses), net	1,308	(1,276)	(1,049)	(2,133)
Other, net	187	—	121	—
	(40,593)	(10,890)	(72,618)	(39,589)
(Loss) Income Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(30,001)	11,733	(83,047)	(4,071)
Income Tax (Benefit) Expense	(2,345)	6,378	(2,615)	8,799
(Loss) Income Before Equity in Earnings of 50% or Less Owned Companies	(27,656)	5,355	(80,432)	(12,870)
Equity in Earnings of 50% or Less Owned Companies	1,430	374	2,308	3,556
Net (Loss) Income	$(26,226)	$5,729	$(78,124)	$(9,314)

Net (Loss) Earnings Per Share:
Basic	$(0.94)	$0.21	$(2.82)	$(0.34)
Diluted	$(0.94)	$0.20	$(2.82)	$(0.34)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,773,200	27,182,496	27,655,289	27,082,391
Diluted	27,773,200	28,400,684	27,655,289	27,082,391

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

		Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Time Charter Statistics:
Average Rates Per Day	$18,901	$18,879	$19,141	$19,042	$18,031
Fleet Utilization	72%	67%	69%	62%	71%
Fleet Available Days (2)	4,870	5,026	4,994	5,005	5,170
Operating Revenues:
Time charter	$66,095	$63,313	$65,649	$59,263	$66,498
Bareboat charter	364	372	364	364	368
Other marine services	3,349	5,231	3,854	3,143	6,217
	69,808	68,916	69,867	62,770	73,083
Costs and Expenses:
Operating:
Personnel	20,365	21,940	21,566	21,670	22,080
Repairs and maintenance	10,433	9,945	10,244	9,763	7,604
Drydocking	2,467	6,068	6,210	6,706	2,561
Insurance and loss reserves	2,473	2,584	3,099	1,738	2,944
Fuel, lubes and supplies	4,884	6,574	3,966	4,523	3,683
Other	6,104	5,796	4,435	3,699	4,397
	46,726	52,907	49,520	48,099	43,269
Direct Vessel Profit (1)	23,082	16,009	20,347	14,671	29,814
Other Costs and Expenses:
Lease expense	347	364	486	481	679
Administrative and general	10,888	11,019	10,889	11,917	11,547
Depreciation and amortization	12,879	12,928	12,939	12,882	13,022
	24,114	24,311	24,314	25,280	25,248
Gains (Losses) on Asset Dispositions and Impairments, Net	11,624	1,821	37	(1)	18,057
Operating Income (Loss)	10,592	(6,481)	(3,930)	(10,610)	22,623
Other Income (Expense):
Interest income	372	358	445	593	222
Interest expense	(10,001)	(10,127)	(10,190)	(10,309)	(10,444)
Derivative (losses) gains, net	(536)	67	104	(543)	608
Loss on debt extinguishment	(31,923)	—	—	—	—
Foreign currency gains (losses), net	1,308	(1,717)	(560)	(80)	(1,276)
Other, net	187	29	—	(95)	—
	(40,593)	(11,390)	(10,201)	(10,434)	(10,890)
(Loss) Income Before Income Tax (Benefit) Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(30,001)	(17,871)	(14,131)	(21,044)	11,733
Income Tax (Benefit) Expense	(2,345)	(513)	(682)	925	6,378
(Loss) Income Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(27,656)	(17,358)	(13,449)	(21,969)	5,355
Equity in Earnings (Losses) of 50% or Less Owned Companies	1,430	1,012	966	(1,100)	374
Net (Loss) Income	$(26,226)	$(16,346)	$(12,483)	$(23,069)	$5,729

Net (Loss) Earnings Per Share:
Basic	$(0.94)	$(0.59)	$(0.45)	$(0.84)	$0.21
Diluted	$(0.94)	$(0.59)	$(0.45)	$(0.84)	$0.20
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,773	27,773	27,729	27,344	27,182
Diluted	27,773	27,773	27,729	27,344	28,401
Common Shares and Warrants Outstanding at Period End	28,950	28,950	28,941	28,906	28,489

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$26,116	$17,188	$22,356	$28,156	$22,584
Fleet utilization	45%	42%	37%	27%	50%
Fleet available days	920	920	921	927	1,152
Out-of-service days for repairs, maintenance and drydockings	75	116	179	137	61
Out-of-service days for cold-stacked status (2)	184	175	127	182	254
Operating Revenues:
Time charter	$10,744	$6,593	$7,697	$6,957	$12,929
Other marine services	1,114	1,188	480	1,026	5,346
	11,858	7,781	8,177	7,983	18,275
Direct Costs and Expenses:
Operating:
Personnel	6,097	6,297	6,284	5,781	6,906
Repairs and maintenance	1,680	1,655	1,879	1,404	819
Drydocking	1,451	2,615	2,570	1,968	303
Insurance and loss reserves	854	799	943	396	1,297
Fuel, lubes and supplies	854	964	866	667	1,032
Other	229	225	226	(171)	475
	11,165	12,555	12,768	10,045	10,832
Direct Vessel Profit (Loss) (1)	$693	$(4,774)	$(4,591)	$(2,062)	$7,443
Other Costs and Expenses:
Lease expense	$136	$140	$141	$138	$141
Depreciation and amortization	3,196	3,194	3,194	2,750	3,479

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$16,895	$18,875	$18,580	$15,197	$15,233
Fleet utilization	73%	77%	74%	76%	82%
Fleet available days	1,856	1,990	1,969	1,775	1,748
Out-of-service days for repairs, maintenance and drydockings	180	203	203	238	124
Out-of-service days for cold-stacked status	—	58	91	91	92
Operating Revenues:
Time charter	$22,999	$28,809	$27,047	$20,555	$21,791
Other marine services	1,027	3,048	1,028	169	189
	24,026	31,857	28,075	20,724	21,980
Direct Costs and Expenses:
Operating:
Personnel	5,654	6,083	4,969	5,181	6,007
Repairs and maintenance	3,712	3,455	3,161	3,209	2,807
Drydocking	835	681	1,226	2,032	1,298
Insurance and loss reserves	577	599	819	334	416
Fuel, lubes and supplies	2,226	2,514	1,170	1,287	623
Other	3,748	3,975	2,801	2,199	2,267
	16,752	17,307	14,146	14,242	13,418
Direct Vessel Profit (1)	$7,274	$14,550	$13,929	$6,482	$8,562
Other Costs and Expenses:
Lease expense	$82	$75	$172	$178	$289
Depreciation and amortization	4,477	4,540	4,565	3,915	3,747

(1)
See full description of footnote above.
(2)
Includes one liftboat and one FSV cold-stacked in this region as of December 31, 2024.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,337	$17,825	$17,083	$16,934	$17,590
Fleet utilization	88%	71%	82%	71%	69%
Fleet available days	1,266	1,288	1,296	1,365	1,461
Out-of-service days for repairs, maintenance and drydockings	30	229	168	224	360
Operating Revenues:
Time charter	$19,385	$16,411	$18,073	$16,477	$17,729
Other marine services	635	375	619	350	539
	20,020	16,786	18,692	16,827	18,268
Direct Costs and Expenses:
Operating:
Personnel	5,470	5,769	6,930	5,963	5,522
Repairs and maintenance	3,574	3,318	3,443	2,712	2,590
Drydocking	(226)	832	707	1,483	624
Insurance and loss reserves	804	927	798	618	1,022
Fuel, lubes and supplies	840	1,043	1,103	1,198	1,242
Other	1,305	1,131	989	1,000	1,133
	11,767	13,020	13,970	12,974	12,133
Direct Vessel Profit (1)	$8,253	$3,766	$4,722	$3,853	$6,135
Other Costs and Expenses:
Lease expense	$72	$73	$71	$85	$158
Depreciation and amortization	3,272	3,261	3,247	3,496	3,643

Latin America
Time Charter Statistics:
Average rates per day worked	$21,390	$21,984	$22,437	$28,308	$20,745
Fleet utilization	73%	63%	71%	58%	84%
Fleet available days (2)	828	828	808	938	809
Out-of-service days for repairs, maintenance and drydockings	20	94	41	1	—
Operating Revenues:
Time charter	$12,967	$11,500	$12,832	$15,274	$14,049
Bareboat charter	364	372	364	364	368
Other marine services	573	620	1,727	1,598	143
	13,904	12,492	14,923	17,236	14,560
Direct Costs and Expenses:
Operating:
Personnel	3,144	3,791	3,383	4,745	3,645
Repairs and maintenance	1,467	1,517	1,761	2,438	1,388
Drydocking	407	1,940	1,707	1,223	336
Insurance and loss reserves	238	259	539	390	209
Fuel, lubes and supplies	964	2,053	827	1,371	786
Other	822	465	419	671	522
	7,042	10,025	8,636	10,838	6,886
Direct Vessel Profit (1)	$6,862	$2,467	$6,287	$6,398	$7,674
Other Costs and Expenses:
Lease expense	$57	$76	$102	$80	$91
Depreciation and amortization	1,934	1,933	1,933	2,721	2,153

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
AHTS
Time Charter Statistics:
Average rates per day worked	$10,410	$10,316	$8,125	$8,538	$8,937
Fleet utilization	79%	46%	49%	75%	64%
Fleet available days	178	334	364	364	368
Out-of-service days for repairs, maintenance and drydockings	28	87	29	—	41
Out-of-service days for cold-stacked status	—	58	91	91	92
Operating Revenues:
Time charter	$1,465	$1,576	$1,459	$2,331	$2,102
Other marine services	—	13	219	—	6
	1,465	1,589	1,678	2,331	2,108
Direct Costs and Expenses:
Operating:
Personnel	$595	$981	$1,045	$1,064	$944
Repairs and maintenance	128	239	465	220	612
Drydocking	5	436	280	68	58
Insurance and loss reserves	49	66	97	43	73
Fuel, lubes and supplies	25	90	69	616	375
Other	210	263	230	287	295
	1,012	2,075	2,186	2,298	2,357
Other Costs and Expenses:
Lease expense	$7	$4	$164	$171	$253
Depreciation and amortization	122	175	175	175	175

FSV
Time Charter Statistics:
Average rates per day worked	$13,643	$13,102	$12,978	$11,834	$11,841
Fleet utilization	72%	81%	80%	72%	74%
Fleet available days	2,024	2,024	2,002	2,002	2,105
Out-of-service days for repairs, maintenance and drydockings	118	96	128	216	337
Out-of-service days for cold-stacked status	92	83	36	91	92
Operating Revenues:
Time charter	$19,992	$21,606	$20,698	$17,081	$18,502
Other marine services	416	1,012	516	126	163
	20,408	22,618	21,214	17,207	18,665
Direct Costs and Expenses:
Operating:
Personnel	$5,078	$5,637	$5,829	$5,649	$5,320
Repairs and maintenance	4,480	4,378	4,572	3,093	2,691
Drydocking	426	448	457	1,869	1,710
Insurance and loss reserves	422	532	546	277	507
Fuel, lubes and supplies	1,586	1,962	993	1,051	1,441
Other	2,456	2,238	1,850	1,649	1,632
	14,448	15,195	14,247	13,588	13,301
Other Costs and Expenses:
Depreciation and amortization	$4,746	$4,744	$4,746	$4,744	$4,879

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
PSV
Time Charter Statistics:
Average rates per day worked	$17,912	$21,819	$20,952	$19,133	$19,778
Fleet utilization	72%	58%	66%	53%	77%
Fleet available days (1)	1,932	1,932	1,900	1,911	1,902
Out-of-service days for repairs, maintenance and drydockings	117	349	291	307	109
Operating Revenues:
Time charter	$24,865	$24,488	$26,390	$19,390	$29,140
Bareboat charter	364	372	364	364	368
Other marine services	1,561	2,855	2,266	416	595
	26,790	27,715	29,020	20,170	30,103
Direct Costs and Expenses:
Operating:
Personnel	$8,999	$9,360	$8,979	$8,850	$9,017
Repairs and maintenance	4,101	3,798	3,151	4,393	3,520
Drydocking	1,046	2,629	2,616	3,386	472
Insurance and loss reserves	618	636	1,037	395	690
Fuel, lubes and supplies	2,379	3,594	1,575	1,889	1,027
Other	2,566	2,821	1,850	1,395	1,922
	19,709	22,838	19,208	20,308	16,648
Other Costs and Expenses:
Lease expense	$—	$(3)	$3	$—	$—
Depreciation and amortization	4,122	4,117	4,128	4,073	4,073

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Liftboats
Time Charter Statistics:
Average rates per day worked	$39,326	$36,423	$43,204	$53,506	$40,181
Fleet utilization	68%	58%	54%	53%	52%
Fleet available days	736	736	728	728	795
Out-of-service days for repairs, maintenance and drydockings	41	109	143	78	60
Out-of-service days for cold-stacked status	92	92	91	91	162
Operating Revenues:
Time charter	$19,773	$15,643	$17,102	$20,461	$16,754
Other marine services	1,177	1,142	666	1,772	4,666
	20,950	16,785	17,768	22,233	21,420
Direct Costs and Expenses:
Operating:
Personnel	$5,678	$5,926	$6,842	$6,140	$5,316
Repairs and maintenance	1,722	1,531	2,054	2,035	769
Drydocking	990	2,555	2,857	1,383	321
Insurance and loss reserves	1,384	1,334	1,482	1,282	1,554
Fuel, lubes and supplies	894	928	1,329	967	838
Other	860	473	519	343	531
	11,528	12,747	15,083	12,150	9,329
Other Costs and Expenses:
Depreciation and amortization	3,866	3,866	3,865	3,866	3,867

Other Activity
Operating Revenues:
Other marine services	$195	$209	$187	$829	$787
	195	209	187	829	787
Direct Costs and Expenses:
Operating:
Personnel	$15	$36	$(1,129)	$(33)	$1,483
Repairs and maintenance	2	(1)	2	22	12
Insurance and loss reserves	—	16	(63)	(259)	120
Fuel, lubes and supplies	—	—	—	—	2
Other	12	1	(14)	25	17
	29	52	(1,204)	(245)	1,634
Other Costs and Expenses:
Lease expense	$340	$363	$319	$310	$426
Depreciation and amortization	23	26	25	24	28

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$59,491	$35,601	$40,605	$59,593	$67,455
Restricted cash	16,649	2,263	2,255	2,566	16,676
Receivables:
Trade, net of allowance for credit loss	69,888	76,497	70,770	58,272	63,728
Other	7,913	7,841	6,210	12,210	11,049
Tax receivable	1,601	983	983	983	983
Inventories	2,760	3,139	3,117	2,516	1,609
Prepaid expenses and other	4,406	4,840	5,659	3,425	2,686
Assets held for sale	10,943	—	500	500	500
Total current assets	173,651	131,164	130,099	140,065	164,686
Property and Equipment:
Historical cost	900,414	921,445	921,443	919,139	918,823
Accumulated depreciation	(367,448)	(362,604)	(349,799)	(337,001)	(324,141)
	532,966	558,841	571,644	582,138	594,682
Construction in progress	11,904	11,935	11,518	13,410	10,362
Net property and equipment	544,870	570,776	583,162	595,548	605,044
Right-of-use asset - operating leases	3,436	3,575	3,683	3,988	4,291
Right-of-use asset - finance leases	36	19	28	29	37
Investments, at equity, and advances to 50% or less owned companies	3,541	2,046	2,641	3,122	4,125
Other assets	1,577	1,864	1,953	2,094	2,153
Total assets	$727,111	$709,444	$721,566	$744,846	$780,336
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$606	$494	$861	$1,285	$1,591
Current portion of finance lease liabilities	17	17	26	33	35
Current portion of long-term debt	27,500	28,605	28,605	28,605	28,365
Accounts payable	29,236	22,744	17,790	23,453	27,562
Other current liabilities	27,683	28,808	23,795	21,067	19,533
Total current liabilities	85,042	80,668	71,077	74,443	77,086
Long-term operating lease liabilities	2,982	3,221	3,276	3,390	3,529
Long-term finance lease liabilities	20	4	5	—	6
Long-term debt	317,339	272,325	277,740	281,989	287,544
Deferred income taxes	22,037	26,802	30,083	33,873	35,718
Deferred gains and other liabilities	1,369	1,416	1,447	2,285	2,229
Total liabilities	428,789	384,436	383,628	395,980	406,112
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	287	287	286	286	280
Additional paid-in capital	479,283	477,661	476,020	474,433	472,692
Accumulated deficit	(180,600)	(154,374)	(138,028)	(125,609)	(102,425)
Shares held in treasury	(8,110)	(8,110)	(8,110)	(8,071)	(4,221)
Accumulated other comprehensive income, net of tax	7,141	9,223	7,449	7,506	7,577
	298,001	324,687	337,617	348,545	373,903
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	298,322	325,008	337,938	348,866	374,224
Total liabilities and equity	$727,111	$709,444	$721,566	$744,846	$780,336

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

		Three Months Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Cash Flows from Operating Activities:
Net (Loss) Income	$(26,226)	$(16,346)	$(12,483)	$(23,069)	$5,729
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	12,879	12,928	12,939	12,882	13,022
Deferred financing costs amortization	254	298	297	295	279
Stock-based compensation expense	1,622	1,604	1,587	1,645	1,510
Debt discount amortization	1,799	2,061	1,993	1,926	1,862
Allowance for credit losses	59	101	39	3	266
(Gains) losses from equipment sales, retirements or impairments	(11,624)	(1,821)	(37)	1	(18,057)
Losses on debt extinguishment	28,252	—	—	—	—
Derivative losses (gains)	536	(67)	(104)	543	(608)
Interest on finance lease	2	—	1	—	1
Settlements on derivative transactions, net	—	—	—	164	—
Currency (gains) losses	(1,308)	1,717	560	80	1,276
Deferred income taxes	(4,766)	(3,281)	(3,790)	(1,845)	2,640
Equity (earnings) losses	(1,430)	(1,012)	(966)	1,100	(374)
Dividends received from equity investees	—	1,498	1,418	—	166
Changes in Operating Assets and Liabilities:
Accounts receivables	5,448	(7,411)	(6,928)	4,291	(3,472)
Other assets	1,338	1,032	(2,395)	(1,290)	733
Accounts payable and accrued liabilities	1,693	9,325	(4,378)	(3,895)	(6,456)
Net cash provided by (used in) operating activities	8,528	626	(12,247)	(7,169)	(1,483)
Cash Flows from Investing Activities:
Purchases of property and equipment	(3,010)	(210)	(658)	(3,416)	(3,644)
Proceeds from disposition of property and equipment	22,441	2,331	86	—	36,692
Net cash provided by (used in) investing activities	19,431	2,121	(572)	(3,416)	33,048
Cash Flows from Financing Activities:
Payments on long-term debt	(2,479)	(7,770)	(6,533)	(7,530)	(6,173)
Payments on debt extinguishment	(328,712)	—	—	—	—
Payments on debt extinguishment cost	(3,671)	—	—	—	—
Proceeds from issuance of long-term debt, net of debt discount and issue costs	345,192	—	—	—	87
Payments on finance leases	(13)	(10)	(9)	(9)	(9)
Proceeds from issuance of common stock, net of issue costs	—	—	—	—	24
Proceeds from exercise of stock options and warrants	—	38	102	—	—
Tax withholdings on restricted stock vesting	—	—	(39)	(3,850)	—
Net cash provided by (used in) financing activities	10,317	(7,742)	(6,479)	(11,389)	(6,071)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	—	(1)	(1)	2	1
Net Change in Cash, Restricted Cash and Cash Equivalents	38,276	(4,996)	(19,299)	(21,972)	25,495
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	37,864	42,860	62,159	84,131	58,636
Cash, Restricted Cash and Cash Equivalents, End of Period	$76,140	$37,864	$42,860	$62,159	$84,131

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
December 31, 2024
AHTS	—	—	2	2
FSV	22	—	1	23
PSV	21	—	—	21
Liftboats	8	—	—	8
	51	—	3	54
December 31, 2023
AHTS	3	1	—	4
FSV	22	—	3	25
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	3	58